                                                                  EXHIBIT 10.3.4

                                   VANS, INC.

                       FIRST AMENDMENT TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is dated as of August 28, 2002 and entered into by and among Vans, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof (each individually a "LENDER" and collectively "LENDERS"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as a letter of credit issuing lender, the swing line lender and as agent (the "AGENT") for Lenders, and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of April 30, 2001 (the "CREDIT AGREEMENT"), by and among Company, the lenders listed on the signature pages thereof, and Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company, the financial institutions listed on the signature pages thereof, and Agent entered into that certain Credit Agreement dated as of July 13, 1999 (the "ORIGINAL CREDIT AGREEMENT"); and

            WHEREAS, Company, the financial institutions listed on the signature pages thereof, and Agent amended and restated the Original Credit Agreement in its entirety in the form of the First Amended and Restated Credit Agreement (the "FIRST AMENDED CREDIT AGREEMENT") by entering into that certain Amendment Agreement to Original Credit Agreement dated as of April 12, 2000; and

            WHEREAS, Company, the financial institutions listed on the signature pages thereof, and Agent amended and restated the First Amended Credit Agreement in its entirety in the form of the Credit Agreement by entering into that certain Second Amendment Agreement to Credit Agreement dated as of April 30, 2001; and

            WHEREAS, Company and Lenders desire, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement on the terms and conditions contained herein.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. ASSIGNMENTS OF REVOLVING LOAN COMMITMENTS

      1.1 REDUCTION OF REVOLVING LOAN COMMITMENTS. On the First Amendment Effective Date (as defined in Section 4 below) and immediately prior to the consummation of the assignments on the First Amendment Effective Date pursuant to the Specified Assignments and Acceptances (as defined in Section 1.2 below),
(i) the Revolving Loan Commitments of the Lenders shall be decreased to the amounts set forth on Schedule 2.01(d) attached hereto as Annex 2 and (ii) the second sentence of subsection 2.01(c) is amended and restated in its entirety as follows:

            "The original amount of each Lender's Revolving Loan Commitment (a) for the period commencing on the Closing Date and ending on the date immediately preceding the First Effective Date is set forth opposite its name on Schedule 2.01(a) annexed hereto and the aggregate original amount of the Revolving Loan Commitments for such period is $53,000,000, (b) for the period commencing on the First Effective Date and ending on the date immediately preceding the Second Effective Date is set forth opposite its name on Schedule 2.01(b) annexed hereto and the aggregate amount of the Revolving Loan Commitments for such period is $63,000,000, (c) for the period commencing on the Second Effective Date and ending on the date immediately preceding the First Amendment Effective Date is set forth opposite its name on Schedule 2.01(c) annexed hereto and the aggregate amount of the Revolving Loan Commitments for such period is $85,000,000,
      (d) for the First Amendment Effective Date (after giving effect to the reduction in Commitments occurring on such date but before giving effect to the assignments occurring on such date pursuant to the Specified Assignments and Acceptances) is set forth opposite its name on Schedule 2.01(d) annexed hereto and the aggregate amount of Revolving Loan Commitments for the First Amendment Effective Date (after giving effect to the reduction in Commitments occurring on such date but before giving effect to the assignments occurring on such date pursuant to the Specified Assignments and Acceptances) is $45,000,000, and (e) for the period commencing on the First Amendment Effective Date (after giving effect to the reduction in Commitments occurring on such date and to the assignments occurring on such date pursuant to the Specified Assignments and Acceptances) and thereafter is set forth opposite its name on Schedule 2.01(e) annexed hereto and the aggregate amount of the Revolving Loan Commitments on the First Amendment Effective Date (after giving effect to the reduction in Commitments occurring on such date and to the assignments occurring on such date pursuant to the Specified Assignments and Acceptances) and thereafter is $45,000,000; provided, in each case, that the Revolving Loan Commitments of the Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 11.08; and provided, further that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.05."

      1.2 ASSIGNMENTS. On the First Amendment Effective Date, concurrently with this First Amendment becoming effective, California Federal Bank ("CALFED"), Union Bank of California, N.A. ("UNION BANK"), Greater Bay Corporate Finance ("GREATER Bay") and BNP Paribas ("BNP") (Cal Fed, Union Bank, Greater Bay and BNP are collectively referred to as the "EXITING LENDERS") shall assign all of their respective rights and obligations under the Credit Agreement in respect of their respective Revolving Loan Commitments, together with a corresponding portion of their outstanding Revolving Loans and L/C Obligations in the amounts (the "ASSIGNED AMOUNTS") to Bank of America, Bank of the West and City National Bank (Bank of America, Bank of the West and City National Bank are collectively referred to as the "CONTINUING LENDERS"), in the amounts set forth on Schedule A annexed hereto pursuant to the Assignments and Acceptances executed and delivered concurrently herewith (collectively, the "SPECIFIED ASSIGNMENTS AND ACCEPTANCES"). Each of the parties hereto agrees that the assignments being made pursuant to the Specified Assignments and Acceptances are permitted by the Credit Agreement.

SECTION 2. ADDITIONAL AMENDMENTS TO CREDIT AGREEMENT

      2.1 AMENDMENTS TO DEFINITIONS: NEW DEFINED TERMS. Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms:

            "Capital Lease" as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "Consolidated Capital Expenditures" means, for any period, the sum of the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Consolidated Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be. The term "Consolidated Capital Expenditures" excludes expenditures by Company and its Subsidiaries made in connection with Acquisitions (including Permitted Acquisitions) and other Investments (including Permitted Investments).

            "Existing Bank of the West L/C's" means the letters of credit issued by Bank of the West and outstanding on the First Amendment Effective Date as further described in Schedule II annexed hereto.

            "First Amendment" means that certain First Amendment to Credit Agreement dated as of August 28, 2002 by and among the Company, the financial institutions listed on the signature pages thereof and Agent.

            "First Amendment Effective Date" shall have the meaning assigned to that term in the First Amendment.

            "Mexico JV Acquisition" means the acquisition by the Company of all of the equity interests in Vans Latinoamericana Mexico, S.A. DE C.V. that is not owned by Company on the First Amendment Effective Date for an aggregate consideration not in excess of $7,000,000 substantially on the terms and conditions described on Exhibit 8.04(i) attached hereto. For purposes of this Agreement, the parties hereto agree that the Mexico JV Acquisition, if consummated, shall be an Acquisition.

            "Specified Assignments and Acceptances" shall have the meaning assigned to that term in the First Amendment.

      2.2 AMENDMENTS TO DEFINITIONS; EXISTING DEFINED TERMS. Section 1.01 of the Credit Agreement is amended by amending and restating the following defined terms in their entirety as follows:

            "Consolidated Funded Debt to Consolidated Adjusted EBITDA Ratio" means at the end of each fiscal quarter, the ratio of Consolidated Funded Debt as of such date to Consolidated Adjusted EBITDA for the four fiscal quarters ending on such date for the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP; provided, however, that on a one-time basis for the fiscal quarter ended May 31, 2002, (i) the write-down of assets actually made during the four fiscal quarter period ended May 31, 2002 for the Denver and Bakersfield skateparks and Schaumberg, Illinois, Miami, Florida and Universal City Walk, California retail stores, up to an aggregate maximum write-down of $5,852,000, may be added back to Consolidated Adjusted EBITDA for the purposes of calculation of this ratio, and (ii) the actual losses incurred by the Company during the four fiscal quarter period ended May 31, 2002 in connection with the Dogtown and Loonatic movies, up to an aggregate maximum of $727,000, may be added back to Consolidated Adjusted EBITDA for the purposes of calculation of this ratio.

            "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (c) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including but not limited to, insurance companies, mutual funds and lease financing companies, in each case acceptable to Bank of America and Bank of the West, each in its capacity as an Issuing Lender; or (d) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; provided that no Affiliate of the Company shall be an Eligible Assignee.

            "Issuing Lender" means (i) Bank of America or Bank of the West in its capacity as issuer of one or more Commercial Letters of Credit hereunder, and (ii) Bank of America in its capacity as issuer of one or more Standby Letters of Credit hereunder, in each case together with any replacement letter of credit issuer arising under subsection 10.01(b) or Section 10.09.

            "Letters of Credit" means any Commercial Letters of Credit or Standby Letters of Credit Issued by the Issuing Lenders pursuant to Article III and shall in any event include the Existing Bank of the West L/C's.

            "Permitted Acquisition" means an Acquisition with respect to which all of the following conditions shall have been satisfied (or the Majority Lenders shall have otherwise approved the Acquisition):

            (a) the Person, division or business being acquired (the "Target") shall be in a business which is substantially the same business as, or substantially complementary to, the business that the Company and its Subsidiaries are engaged in as of the Closing Date;

            (b) the Acquisition shall not be a Hostile Acquisition;

            (c) after giving effect to the Acquisition, the sum of (i) the aggregate amount of the Total Consideration paid for all Acquisitions (other than the Mexico JV Acquisition) during the fiscal year plus (ii) the aggregate amount of Permitted Equity Investments during the fiscal year shall not exceed $5,000,000 (it being understood that unused amounts in one fiscal year will not be eligible to be carried forward to any future periods); provided, however, that if the Mexico JV Acquisition is consummated, the aggregate amount of Permitted Acquisitions (other than the Mexico JV Acquisition) during the fiscal year ending on or about May 31, 2003 (including any Permitted Acquisitions consummated during such fiscal year prior to the consummation of the Mexico JV Acquisition) shall not exceed $0;

            (d) before and after giving effect to the Acquisition, (i) the Company shall have cash and cash equivalents plus availability under the Revolving Loan Commitment for Borrowings thereunder of at least $5,000,000 and
(ii) no Default or Event of Default shall exist, including with respect to the covenants contained in section 8.12, based on the financial statements most recently delivered to the Agent pursuant to subsections 7.01(a) or (b) as adjusted on a pro forma basis including the Target;

            (e) with respect to the Mexico JV Acquisition, in addition to the other conditions set forth in this definition, the following additional conditions shall have been satisfied (or the Majority Lenders shall have waived such additional conditions):

      (i)   such Acquisition shall be consummated on or before March 31, 2003,

      (ii) the Company shall acquire all of the equity interests of the Target not owned by the Company on the First Amendment Effective Date such that after giving effect to such Acquisition, the Company shall own 100% of the equity interest in the Target,

      (iii) the aggregate consideration for such Acquisition (including all non-compete payments and all non-cash consideration and all deferred consideration) shall not exceed $7,000,000 in the aggregate,

      (iv) all existing notes issued by the Company, the Target or any of their respective Subsidiaries to Tavistock or any of its affiliates or other related Persons shall be cancelled,

      (v) at the time of consummation of such Acquisition, the Company and its Subsidiaries shall not have made any Permitted Acquisitions since the first day of the fiscal quarter beginning on or about June 1, 2002, and the Company and Subsidiaries shall not have made Permitted Equity Investments exceeding

            $500,000 since the first day of the fiscal quarter beginning on or about June 1, 2002, and

      (vi) such Acquisition shall be consummated substantially on the terms and conditions described on Exhibit 8.04(i) attached hereto; and

            (f) (i) at least ten Business Days prior to the closing of the Acquisition, the Company shall have delivered to the Agent and each Lender all available financial statements of the Target and, if requested by the Agent or the Majority Lenders, such other documents and agreements relating to the Acquisition as the Agent or the Majority Lenders may reasonably request; provided that neither the Agent nor any Lender shall have the right to approve or disapprove such documents and agreements and (ii) at least ten Business Days prior to the closing date of the Acquisition, the Company shall have delivered to the Agent and each Lender an executed officer's certificate in form and substance reasonably satisfactory to Agent and the Majority Lenders certifying that the Acquisition satisfies all of the conditions set forth in this definition and attaching thereto a Compliance Certificate.

            "Permitted Equity Investment" means an equity Investment (other than Acquisitions and other than investments satisfying the investment objectives and investment criteria set forth in the Company's Investment Policy attached hereto as Exhibit K) made by the Company from and after the Closing Date in (i) any of the Company's Subsidiaries in existence as of the Closing Date or (ii) any other Person substantially all of the business of which is in substantially the same business as, or substantially complementary to, the business that the Company and its Subsidiaries are engaged in as of the Closing Date, in each case with respect to which all of the following conditions shall have been satisfied (or the Majority Lenders shall have otherwise approved the Investment):

            (a) after giving effect to the Permitted Equity Investment, the sum of (i) the aggregate amount of Permitted Equity Investment during the fiscal year plus (ii) the aggregate amount of the Total Consideration paid for all Acquisitions (other than the Mexico JV Acquisition) during the fiscal year shall not exceed $5,000,000 (it being understood that unused amounts in one fiscal year will not be eligible to be carried forward to any future periods); provided, however, that if the Mexico JV Acquisition is consummated, the aggregate amount of Permitted Equity Investments during the fiscal year ending on or about May 31, 2003 (including any Permitted Equity Investments consummated during such fiscal year prior to the consummation of the Mexico JV Acquisition) shall not exceed $500,000;

            (b) after giving effect to the Permitted Equity Investment, (i) the Company shall have cash and cash equivalents plus availability under the Revolving Loan Commitment for Borrowings thereunder of at least $5,000,000, and
(ii) no Default or Event of Default shall exist, including with respect to the covenants contained in Section 8.12, based on the financial statements most recently delivered to the Agent pursuant to subsections 7.01(a) or (b) as adjusted on a pro forma basis including the Investment; and

            (c) (i) if requested by the Agent or the Majority Lenders, at least ten Business Days prior to the closing of the Investment, the Company shall have delivered to the Agent and each Lender such documents and agreements relating to the Investment as the

Agent or the Majority Lenders may reasonably request; provided that neither the Agent nor any Lender shall have the right to approve or disapprove such documents and agreements, and (ii) at least ten Business Days prior to the closing date of the Investment, the Company shall have delivered to the Agent and each Lender an executed officer's certificate in form and substance reasonably satisfactory to Agent and the Majority Lenders certifying that the Investment satisfies all of the conditions set forth in this definition and attaching thereto a Compliance Certificate.

      2.3 AMENDMENTS TO LETTERS OF CREDIT.

      A. Clause (i) of the second sentence of Section 3.01 of the Credit Agreement is amended and restated in its entirety as follows:

            "(i) each Issuing Lender agrees, subject to the terms and conditions set forth herein and in that certain letter dated August 28, 2002 addressed to Bank of America and signed by Bank of the West, to (A) issue Letters of Credit for the account of the Company, and amend or renew Letters of Credit previously issued by such Issuing Lender, in accordance with subsection 3.02(c), and (B) to honor drafts under the Letters of Credit;"

      B. Section 3.01 of the Credit Agreement is hereby amended by adding at the end thereof the following:

            "The parties hereto agree that the Existing Bank of the West L/Cs are "Letters of Credit" under this Agreement to the same extent as if initially issued hereunder and each Lender shall be deemed to have irrevocably purchased from the Issuing Lender of such Existing Bank of the West L/Cs a participation in such Letters of Credit and drawings thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder."

      C. Clause (a)(i) of Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(i) Bank of America, in its capacity as the Issuing Lender for its own account with respect to each Standby Letter of Credit a fronting fee as agreed to by Bank of America, in its capacity as the Issuing Lender and the Company pursuant to that certain side letter dated as of August 28, 2002;"

      D. Clause (b) of Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(b) Commercial Letter of Credit. The Company shall pay to the applicable Issuing Lender for its own account from time to time on demand, with respect to Commercial Letters of Credit, such Issuing Lender's issuance, negotiation, presentation, amendment and other processing fees, and other standard costs and charges, relating to Commercial Letters of Credit, in each case in accordance with each Issuing Lender's standard schedule for such fees, costs and charges at the time of such issuance, negotiation, presentation, amendment and payment, as the case may be or as negotiated from time to time."

      2.4 AMENDMENTS TO NEGATIVE COVENANTS. Article VIII of the Credit Agreement is hereby amended as follows:

      A. Subsection 8.11(a) of the Credit Agreement is amended and restated in its entirety as follows:

      "(a) so long as no Event of Default or Default exists or would be caused thereby, the Company may, prior to the Revolving Termination Date, repurchase Company's stock in an aggregate amount not to exceed $15,000,000."

      B. Subsection 8.12(a) of the Credit Agreement is amended and restated in its entirety as follows:

      "(a) Minimum Fixed Charge Coverage Ratio. The Company shall not permit as of the last day of any four fiscal quarter period listed below the ratio of (i) Consolidated Adjusted Cash Flow to (ii) Consolidated Fixed Charges for each four-quarter fiscal period listed below to be less than the correlative ratio set forth for such period below:

                         PERIOD                                                       RATIO
                         ------                                                       -----
The four fiscal quarter period ending on the last day of
    the fiscal quarter ending on or about May 31, 2003                              1.00 to 1.0
The four fiscal quarter period ending on the last day of the
    fiscal quarter ending on or about August 31, 2003                               1.15 to 1.0
The four fiscal quarter period ending on the last day
    of the fiscal quarter ending on or about November 30, 2003
    and each four fiscal quarter period thereafter.                                1.15 to 1.0"

      C. A new subsection (e) is added to Section 8.12 of the Credit Agreement as follows:

      "(e) The Company shall not permit Consolidated EBITDA for any period set forth below to be less than the correlative amount indicated:

                         PERIOD                                                        AMOUNT
                         ------                                                        ------
The fiscal quarter ending on or about August 31, 2002                                $8,000,000
The two fiscal quarters ending on or about November 30, 2002                         $9,800,000
The three fiscal quarters ending on or about February 28, 2003                     $16,100,000"

      D. A new Section 8.16 is added to the Credit Agreement as follows:

            "8.16 Consolidated Capital Expenditures. The Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in fiscal year 2003 (i.e., the period commencing on the first day of the fiscal quarter beginning on or about

June 1, 2002 through (and including) the last day of the fiscal quarter ending on or about May 31, 2003) in an aggregate amount in excess of $15,000,000."

      2.5 ADDITION AND SUBSTITUTION OF SCHEDULES.

      A. Schedule I to the Credit Agreement is hereby amended by deleting said
Schedule I in its entirety and substituting in its place a new Schedule I in the form of Annex 1 to this Agreement.

      B. Schedule 1.01 of the Credit Agreement is hereby amended by amending and restating the last line of Part A as follows:

         Consolidated Funded Debt         LIBOR Rate        Base Rate      Commitment Fee
         to Consolidated Adjusted         Margin            Margin         Rate
         EBITDA Ratio

         "Less than 1.50:1                1.500%            0.000%         0.250%"

      C. Schedule 2.01 to the Credit Agreement is hereby amended by deleting said Schedule 2.01 in its entirety and substituting in its place a new Schedule
2.01 in the form of Annex 2 to this Agreement.

      D. New Schedules II and 8.04(i) are hereby added to the Credit Agreement in the form of Annex 3 and Annex 4, respectively, to this Agreement.

      E. Schedule 11.02 to the Credit Agreement is hereby amended by deleting said Schedule 11.02 in its entirety and substituting in its place a new Schedule
11.02 in the form of Annex 5 to this Agreement.

SECTION 3. WAIVERS OF EVENT OF DEFAULT

      3.1 MINIMUM FIXED CHARGE COVERAGE RATIO. The Company has informed Agent and Lenders it is not in compliance with the Minimum Fixed Charge Coverage Ratio covenant set forth in subsection 8.12(a) of the Credit Agreement for the fiscal quarter ending on or about May 31, 2002. Accordingly, at the request of the Company, the undersigned Continuing Lenders, constituting Majority Lenders under the Credit Agreement, and Agent, hereby waive compliance with the Minimum Fixed Charge Coverage Ratio covenant set forth in subsection 8.12(a) of the Credit Agreement for the fiscal quarter ending on or about May 31, 2002. Without limiting the generality of the provisions of subsection 11.01 of the Credit Agreement, the waivers set forth herein shall be limited precisely as written and relate solely to the Company's noncompliance with the provisions of subsection 8.12(a) for the fiscal quarter ending on or about May 31, 2002 and the waivers provided for herein do not constitute, nor should they be construed as, a waiver of compliance by the Company with respect to (i) subsection 8.12(a) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein. The waivers set forth herein shall not prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION 4. CONDITIONS TO EFFECTIVENESS

            Sections 1, 2 and 3 of this First Amendment shall become effective only upon the satisfaction on or prior to August 28, 2002 of all of the following conditions precedent and the conditions set forth in Section 4 hereof (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

      4.1 DELIVERIES. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

      A. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and the jurisdiction in which its principal place of business is located, each dated a recent date prior to the First Amendment Effective Date;

      B. Copies of its Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary;

      C. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this First Amendment and the performance of the Credit Agreement as amended by this First Amendment (as so amended, the "AMENDED CREDIT AGREEMENT") and approving and authorizing the execution, delivery and payment of the Revolving Note (the "NEW NOTE") issued to Bank of the West and each Allonge to Revolving Note substantially in the form of Annex 6 to this First Amendment (collectively, the "ALLONGES") issued to each Lender (other than Bank of the West) and the payment of each such Revolving Note as amended by each allonge (including any Allonge) relating thereto (as so amended, the "AMENDED NOTES"), certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

      D. Signature and incumbency certificates of its officers executing this First Amendment, the Allonges and the New Note;

      E. A certificate signed by a Responsible Officer, dated as of the First Amendment Effective Date, stating that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of such date (both before and after giving effect to this First Amendment), as though made on and as of such date, (ii) no Default or Event of Default exists or would result from the transactions contemplated hereby, and (iii) there has occurred since May 31, 2002 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

      F. Executed originals of this First Amendment, the New Note drawn to the order of Bank of the West, and the Allonges drawn to the order of each Continuing Lender (other than Bank of the West), in each case executed by Company.

      4.2 OPINIONS. On or before the First Amendment Effective Date, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Craig Gosselin, Esq., General Counsel to Company, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the First Amendment Effective Date, substantially in the form set forth in Annex 7 hereto and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

      4.3 OTHER DELIVERIES. On or before the First Amendment Effective Date, (a) each Lender (including the Exiting Lenders) and the Company shall have delivered to the Agent: (i) originally executed copies of this First Amendment and (ii) executed copies of the Specified Assignments and Acceptances to which they are a party; (b) each Exiting Lender shall have delivered to Agent its original Revolving Note and all allonges thereto; (c) the Company shall have executed and delivered that certain side letter from Agent dated as of August 28, 2002; (d) BNP Paribas shall have confirmed in writing that the letter dated as of July 8, 1999 from BNP Paribas to Agent is no longer effective; and (e) Bank of the West shall have executed and delivered that certain side letter dated as of August 28, 2002 which replaced the July 8, 1999 letter described in clause (d) hereof.

      4.4 FEES. Agent and each Continuing Lender shall have received an amendment fee in amount equal to fifteen (15) basis points of its Revolving Loan Commitment shown on Schedule 2.01(e) and Agent and each Continuing Lender and Exiting Lender shall have received all accrued commitment fees, all accrued letter of credit fees and all other amounts accrued under the Credit Agreement up to the First Amendment Effective Date. Agent shall have received evidence of payment by the Company of all Attorney Costs of Agent to the extent invoiced prior to or on the First Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute Bank of America's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and Agent).

      4.5 CORPORATE PROCEEDINGS. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the First Amendment and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this First Amendment, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the First Amendment Effective Date:

      5.1 CORPORATE POWER AND AUTHORITY. Each of Company and each of its Subsidiaries has all requisite corporate power and authority to enter into this First Amendment, and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, this First Amendment, the Amended Credit Agreement, the Allonges, the Amended Notes and the New Note, and Company has all requisite corporate power and authority to issue the Allonges and the New Note.

      5.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this First Amendment, the Allonges and the New Note, the performance of this First Amendment and the Amended Credit Agreement and the payment of the New Note and the Amended Notes have been duly authorized by all necessary corporate action on the part of Company.

      5.3 NO CONFLICT. The execution and delivery by Company of this First Amendment, the execution and delivery by Company of the New Note and the Allonges and the performance by Company of this First Amendment and the Amended Credit Agreement and the payment of the New Note and the Amended Notes by Company do not and will not (i) violate any Requirement of Law or any Organization Documents of Company or any of its Subsidiaries or any order, judgment, injunction, writ or decree of any Governmental Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

      5.4 GOVERNMENTAL CONSENTS. The execution and delivery by Company of this First Amendment, the execution and delivery by Company of the New Note and the Allonges and the performance by Company of this First Amendment and the Amended Credit Agreement and the payment of the New Note and the Amended Notes by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

      5.5 BINDING OBLIGATION. This First Amendment, the Allonges and the New Note have been duly executed and delivered by Company and each of this First Amendment, the Amended Credit Agreement, the New Note, the Allonges and the Amended Notes constitute the legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      5.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article VI of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (both before and after giving effect to this First Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      5.7 ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default.

SECTION 6. MISCELLANEOUS

      6.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      A. On and after the First Amendment Effective Date, each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

      B. Except as specifically amended or amended and restated by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      C. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

      6.2 FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 11.04 of the Credit Agreement incurred by Agent and its counsel with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

      6.3 HEADINGS. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

      6.4 APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

      6.5 COUNTERPARTS; EFFECTIVENESS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company and each of the Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        VANS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        BANK OF AMERICA, N.A., as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        BANK OF AMERICA, N.A., as a Lender, as
                                        Swing Line Lender and as an Issuing
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        CITY NATIONAL BANK, A NATIONAL
                                        BANKING ASSOCIATION, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        BANK OF THE WEST, as a Lender and as an
                                        Issuing Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        GREATER BAY CORPORATE FINANCE, A
                                        DIVISION OF CUPERTINO NATIONAL BANK AND
                                        TRUST, as an Exiting Lender (with
                                        respect to each Section of this First
                                        Amendment other than Sections 2 and 3)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        BNP PARIBAS, as an Exiting Lender and as a former Issuing Lender (with respect to each section of this First Amendment other than Sections 2.4 and 3)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        CALIFORNIA FEDERAL BANK, A FEDERAL
                                        SAVINGS BANK, as an Exiting Lender (with respect to each section of this First Amendment other than Sections 2 and 3)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                        UNION BANK OF CALIFORNIA, N.A., as an
                                        Exiting Lender (with respect to each
                                        section of this First Amendment other
                                        than Sections 2 and 3)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                                               (First Amendment)

                                   SCHEDULE A

                             SCHEDULE OF ASSIGNMENTS

----------------------------------------------------------------------------------------------------------------------------
                                                   Revolving Loan
                         Revolving Loan          Commitments after                              Amount of Assignment of
                       Commitments before          reduction of                                Revolving Loan Commitments
                    reduction of Commitments   Commitments on First    Exiting Lender(s)   (and outstanding L/C Obligations)
                       on First Amendment       Amendment Effective    Assigning to this      on First Amendment Effective
      Lenders            Effective Date                Date            Continuing Lender                  Date
----------------------------------------------------------------------------------------------------------------------------
Bank of America           $22,754,500               $12,046,500       California Federal    Revolving Loan
                                                                      Bank ($6,844,500)     Commitments:       $7,953,500

                                                                      Greater Bay Bank      L/C Obligations   $__________
                                                                      ($1,109,000)
----------------------------------------------------------------------------------------------------------------------------
Bank of the West          $0                        $0                BNP Paribas           Revolving Loan
                                                                      ($9,000,000)          Commitments:      $15,000,000

                                                                      Union Bank of         L/C Obligations   $__________
                                                                      California
                                                                      ($5,701,500)

                                                                      Greater Bay Bank
                                                                      ($298,500)
----------------------------------------------------------------------------------------------------------------------------
City National Bank        $12,928,500               $6,844,500        Greater Bay Bank      Revolving Loan
                                                                      ($3,155,500)          Commitments:       $3,155,500

                                                                                            L/C Obligations   $__________
----------------------------------------------------------------------------------------------------------------------------
BNP Paribas               $17,000,000               $9,000,000        N/A                   N/A



----------------------------------------------------------------------------------------------------------------------------
Greater Bay Bank           $8,619,000               $4,563,000        N/A                   N/A

----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
                       Revolving Loan Commitments
                    and outstanding L/C Obligations
                      on First Amendment Effective
                      Date after giving effect to
                      reduction of Commitments and
      Lenders                  Assignments
---------------------------------------------------
Bank of America     Revolving Loan
                    Commitments:       $20,000,000

                    L/C Obligations     $_________

---------------------------------------------------
Bank of the West    Revolving Loan
                    Commitments:       $15,000,000


                    L/C Obligations     $_________



---------------------------------------------------
City National Bank  Revolving Loan
                    Commitments:       $10,000,000

                    L/C Obligations     $_________
---------------------------------------------------
BNP Paribas         Revolving Loan
                    Commitments:                $0

                    L/C Obligations             $0
---------------------------------------------------
Greater Bay Bank    Revolving Loan
                    Commitments:                $0
---------------------------------------------------



                                                           (Amendment Agreement)

----------------------------------------------------------------------------------------------------------------------------
                                                   Revolving Loan
                         Revolving Loan          Commitments after                              Amount of Assignment of
                       Commitments before          reduction of                                Revolving Loan Commitments
                    reduction of Commitments   Commitments on First    Exiting Lender(s)   (and outstanding L/C Obligations)
                       on First Amendment       Amendment Effective    Assigning to this      on First Amendment Effective
      Lenders            Effective Date                Date            Continuing Lender                  Date
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
California Federal        $12,928,500               $6,844,500        N/A                   N/A
Bank


----------------------------------------------------------------------------------------------------------------------------
Union Bank of             $10,769,500               $5,701,500        N/A                   N/A
California, N.A.


----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
                       Revolving Loan Commitments
                    and outstanding L/C Obligations
                      on First Amendment Effective
                      Date after giving effect to
                      reduction of Commitments and
      Lenders                  Assignments
---------------------------------------------------
                    L/C Obligations             $0
---------------------------------------------------
California Federal  Revolving Loan
Bank                Commitments:                $0

                    L/C Obligations             $0
---------------------------------------------------
Union Bank of       Revolving Loan
California, N.A.    Commitments:                $0

                    L/C Obligations             $0
---------------------------------------------------


                                                           (Amendment Agreement)

                                     ANNEX 1

                                   SCHEDULE I
                                     LENDERS

BANK OF AMERICA, N.A.

BANK OF THE WEST

CITY NATIONAL BANK, a National Banking Association


                                                               (First Amendment)

                                     ANNEX 2

                                  SCHEDULE 2.01
                         COMMITMENTS AND PRO RATA SHARES

Schedule 2.01(a)

---------------------------------------------------------------------------------
                                                     Commitment    Pro Rata Share
---------------------------------------------------------------------------------
                                                        Term Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A                                 $5,787,402           55.12%
---------------------------------------------------------------------------------
BNP Paribas                                          $2,066,929           19.69%
---------------------------------------------------------------------------------
City National Bank                                   $1,653,543           15.75%
---------------------------------------------------------------------------------
Greater Bay Bank                                       $992,126            9.45%
---------------------------------------------------------------------------------
                                                     Revolving Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A                                $29,212,598           55.12%
---------------------------------------------------------------------------------
BNP Paribas                                         $10,433,071           19.69%
---------------------------------------------------------------------------------
City National Bank                                   $8,346,457           15.75%
---------------------------------------------------------------------------------
Greater Bay Bank                                     $5,007,874            9.45%
---------------------------------------------------------------------------------
                                                     Swing Line Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                                $3,000,000             100%
---------------------------------------------------------------------------------

Schedule 2.01(b)

---------------------------------------------------------------------------------
                                                    Commitment     Pro Rata Share
---------------------------------------------------------------------------------
                                                       Term Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                                $6,615,384    44.102560000%
---------------------------------------------------------------------------------
BNP Paribas                                          $3,000,000    20.000000000%
---------------------------------------------------------------------------------
City National Bank                                   $1,923,077    12.820513333%
---------------------------------------------------------------------------------
Greater Bay Bank                                     $1,538,462    10.256413333%
---------------------------------------------------------------------------------
California Federal Bank, a federal savings bank      $1,923,077    12.820513333%
---------------------------------------------------------------------------------
                                                     Revolving Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                               $27,784,616    44.102565080%
---------------------------------------------------------------------------------


                                                               (First Amendment)

---------------------------------------------------------------------------------
BNP Paribas                                         $12,600,000    20.000000000%
---------------------------------------------------------------------------------
City National Bank                                   $8,076,923    12.820512698%
---------------------------------------------------------------------------------
Greater Bay Bank                                     $6,461,538    10.256409523%
---------------------------------------------------------------------------------
California Federal Bank, a federal savings bank      $8,076,923    12.820512698%
---------------------------------------------------------------------------------
                                                     Swing Line Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                                $3,000,000             100%
---------------------------------------------------------------------------------

Schedule 2.01(c)

---------------------------------------------------------------------------------
                                                    Commitment     Pro Rata Share
---------------------------------------------------------------------------------
                                                        Term Loan Exposure
---------------------------------------------------------------------------------
Bank of America, N.A.                             $3,649,593.80    26.775953083%
---------------------------------------------------------------------------------
BNP Paribas                                       $2,726,023.45    20.000000000%
---------------------------------------------------------------------------------
City National Bank                                $2,071,500.00    15.197961705%
---------------------------------------------------------------------------------
Greater Bay Bank                                  $1,381,000.00    10.131974470%
---------------------------------------------------------------------------------
California Federal Bank, a federal savings bank   $2,071,500.00    15.197961705%
---------------------------------------------------------------------------------
Union Bank of California, N.A.                    $1,730,500.00    12.696149037%
---------------------------------------------------------------------------------
                                                    Revolving Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                            $22,754,500.00    26.770000000%
---------------------------------------------------------------------------------
BNP Paribas                                      $17,000,000.00    20.000000000%
---------------------------------------------------------------------------------
City National Bank                               $12,928,500.00    15.210000000%
---------------------------------------------------------------------------------
Greater Bay Bank                                  $8,619.000.00    10.140000000%
---------------------------------------------------------------------------------
California Federal Bank, a federal savings bank  $12,928,500.00    15.210000000%
---------------------------------------------------------------------------------
Union Bank of California, N.A.                   $10,769,500.00    12.670000000%
---------------------------------------------------------------------------------
                                                    Swing Line Loan Commitment
---------------------------------------------------------------------------------
Bank of America, N.A.                                $3,000,000             100%
---------------------------------------------------------------------------------


                                                               (First Amendment)

Schedule 2.01(d)

------------------------------------------------------------------------------------
                                                    Commitment     Pro Rata Share
------------------------------------------------------------------------------------
                                                      Revolving Loan Commitment
------------------------------------------------------------------------------------
Bank of America, N.A.                               $12,046,500           26.77%
------------------------------------------------------------------------------------
BNP Paribas                                          $9,000,000           20.00%
------------------------------------------------------------------------------------
City National Bank                                   $6,844,500           15.21%
------------------------------------------------------------------------------------
Greater Bay Bank                                     $4,563,000           10.14%
------------------------------------------------------------------------------------
California Federal Bank, a federal savings bank      $6,844,500           15.21%
------------------------------------------------------------------------------------
Union Bank of California, N.A.                       $5,701,500           12.67%
------------------------------------------------------------------------------------
                                                      Swing Line Loan Commitment
------------------------------------------------------------------------------------
Bank of America, N.A.                                $3,000,000             100%
------------------------------------------------------------------------------------

Schedule 2.01(e)

------------------------------------------------------------------------------------
                                                    Commitment     Pro Rata Share
------------------------------------------------------------------------------------
                                                      Revolving Loan Commitment
------------------------------------------------------------------------------------
Bank of America, N.A.                               $20,000,000     44.44444445%
------------------------------------------------------------------------------------
Bank of the West                                    $15,000,000     33.33333333%
------------------------------------------------------------------------------------
City National Bank                                  $10,000,000     22.22222222%
------------------------------------------------------------------------------------
                                                       Swing Line Loan Commitment
------------------------------------------------------------------------------------
Bank of America, N.A.                                $3,000,000             100%
------------------------------------------------------------------------------------


                                                               (First Amendment)

                                     ANNEX 3

                                   SCHEDULE II

                         EXISTING BANK OF THE WEST L/C'S

L/C Reference      Bank Reference     Beneficiary                  Expiry Date      L/C Amount         Outstanding Amount
-------------      --------------     -----------                  -----------      ----------         ------------------
GOLDCOSMOS         I-8666/082         Gold Cosmos Agents Ltd.      11/21/02         $3,074,000.00      $  900,688.34
LUCKYTALIM02       I-8727/082         Lucky Talim International    08/21/02         $    1,000.00      $    1,000.00
                                      Co., Ltd.
SHINGTAK02         I-8667/082         Shing Tak Ind., Co., Ltd.    10/21/02         $3,201,000.00      $  330,538.08
                                                                                    -------------      -------------
Grand Totals                                                                        $6,276,000.00      $1,232,226.42


                                                               (First Amendment)

                                     ANNEX 4

                                SCHEDULE 8.04(i)

                              MEXICO JV ACQUISITION

                                [ATTACHED HERETO]


                                                               (First Amendment)

                                     ANNEX 5

                                 SCHEDULE 11.02

          OFFSHORE AND DOMESTIC LENDING OFFICES, ADDRESSES FOR NOTICES

BANK OF AMERICA, N.A.,
 as Agent

Bank of America, N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle, Washington  98104
Attention: Dora A. Brown, Vice President
Telephone: (206) 358-0101
Facsimile: (206) 358-0971
Electronic Mail: dora.a.brown@bankofamerica.com

For Payments, Notice of Borrowing and Notice of Conversion/Continuation:

Bank of America, N.A.
Credit Services
CA4-706-05-09
1850 Gateway Boulevard
Concord, California 94520
Attention: Leroy Granby
Telephone: (925) 675-8368
Facsimile: (888) 969-2419
Electronic Mail: leroy.s.granby@bankofamerica.com

Account No.: 3750836479 Corporate FTA
ABA No. 111000012
Attention: Leroy Granby
Re: Vans, Inc.

BANK OF AMERICA, N.A.,
 as a Lender

Bank of America, N.A.
South Coast Financial Center BC
CA6-137-02-02
675 Anton Boulevard, Floor 2
Costa Mesa, CA  92626-1919
Attn: Denise Pardue
Telephone: 714-850-6542


                                                               (First Amendment)

Facsimile: 714-850-6586
Electronic Mail: denise.pardue@bankofamerica.com

BANK OF AMERICA, N.A.,
 as Issuing Lender

Address for Notices:
Bank of America, N.A.
Trade Operations-Los Angeles #22621
CA9-703-19-23
333 S. Beaudry Avenue, Floor 19
Los Angeles, CA  90017-1466
Attn: Sandra Leon
Telephone: 213-345-5231
Facsimile: 213-345-6694

BANK OF THE WEST
 as a Lender and as an Issuing Lender

Address for Notices:
Bank of the West
180 Montgomery Street, 2nd Floor
San Francisco, CA  94104
Attention: Don Hart
Telephone: 415-956-2511
Facsimile: 415-989-9041

CITY NATIONAL BANK, a National Banking Association, as a Lender

Address for Notices:
City National Bank
831 South Douglas Street, Suite 100
El Segundo, CA  90245
Attention: Pam Terry
Telephone: 310-297-8078
Facsimile: 310-297-8062

With a copy to:

400 North Roxbury Drive
Beverly Hills, CA  90210
Attention: Fernando Buesa
Telephone: 310-888-6532
Facsimile: 310-888-6152


                                                               (First Amendment)

                                     ANNEX 6

                        FORM OF ALLONGE TO REVOLVING NOTE

      By this [Third](1) Allonge to Revolving Note (this "Allonge") the undersigned, Vans, Inc. ("Company"), agrees that the Revolving Note of Company dated July 13, 1999, payable to the order of [Lender], [as amended by the Allonge thereto dated as of April 12, 2000 and the Allonge thereto dated as of April 30, 2001](1), is amended (i) by deleting the figure "[amount of old revolving note, as amended, if applicable, by the Allonges thereto dated as of April 12, 2000 and April 30, 2001]" and substituting "[amount of new revolving note]" therefor each place such figure appears, and (ii) by deleting the phrase "[amount of old revolving note, as amended, if applicable, by the Allonges thereto dated as of April 12, 2000, and April 30, 2001 in words]" and substituting "[amount of new revolving note in words]" therefor.

Date: August ___, 2002

                                        VANS, INC.

                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


--------
(1) Insert only if there is an existing Allonge.

                                     ANNEX 7

                      FORM OF OPINION OF COUNSEL TO COMPANY

August __, 2002



Bank of America N.A.,
 individually and as Agent

  and

The Lenders Listed on Schedule A Hereto

            Re: First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2001 among Vans, Inc., the financial institutions listed therein as Lenders and Bank of America, N.A., as Agent

Ladies and Gentlemen:

            I am the Vice President and General Counsel of Vans, Inc., a Delaware corporation (the "Company") and have acted as counsel to the Company in connection with that certain First Amendment to Credit Agreement dated as of August __, 2002 (the "First Amendment"), and the Second Amended and Restated Credit Agreement dated as of April 30, 2001, in each case among the Company, the financial institutions listed therein as Lenders and Bank of America, N.A., as Agent. I am rendering the opinions herein pursuant to Section 4.2 of the First Amendment. Except as otherwise defined herein, capitalized terms used herein have the respective meanings given to them in the Credit Agreement and the First Amendment, as applicable.

            In connection herewith, I have examined and relied upon representations and warranties as to factual matters contained in, and made pursuant to, the First Amendment by the Company, and have examined and relied upon the originals or copies of such records, documents, certificates, opinions, memoranda and other instruments as in my judgment are necessary to enable me to render the opinions expressed below, including but not limited to:

            (a) the Organization Documents of the Company;

            (b) all records of proceedings and actions of the Company relating to the approval of the First Amendment and the other Loan Documents and the transactions contemplated thereby;

            (c) The First Amendment;


                                     VII-1

            (d) The Amended Credit Agreement;

            (e) The Allonges;

            (f) The New Note, and the Notes issued under the Original Credit Agreement or under the First Amended and Restated Credit Agreement, in each case as amended, if applicable, by the allonges dated as of April 12, 2000, April 30, 2001 and as amended by the Allonges (the "Amended Notes") (the New Note and the Amended Notes are collectively referred to herein as the "Notes"); and

            (g) The instruments and other agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound which have been identified by me as a material agreement of such party and which are listed on Schedule B attached hereto (the "Material Agreements").

            The documents described in subsections (c) through (f) above are referred to herein collectively as the "Loan Documents."

            Where I render an opinion "to the best of my knowledge" or concerning an item "known to me" or my opinion otherwise refers to my knowledge, it is based solely upon (i) my personal knowledge, (ii) the receipt of a certificate executed by an officer of the Company covering such matters, (iii) an inquiry of officers of the Company, (iv) a review of the Loan Documents and the documents or instruments attached as annexes, exhibits and schedules to the First Amendment or, to the Credit Agreement, and (v) such other investigation, if any, that I specifically set forth herein.

            In rendering the opinions herein, I have assumed: (a) the genuineness and authenticity of all signatures on original documents, other than those of the Company; (b) the authenticity of all documents submitted to me as originals; (c) the conformity to originals of all documents submitted to me as copies; (d) the accuracy, completeness and authenticity of certificates of public officials; and (e) the due authorization, execution and delivery of all documents by all of the parties thereto, other than those of the Company, where authorization, execution and delivery are prerequisites to the effectiveness of such documents. I have also assumed: (x) that all individuals executing and delivering documents in their individual capacities had the legal capacity to so execute and deliver; (y) that the First Amendment is an obligation binding upon each of the Lenders; and (z) that there are no extrinsic agreements or understandings among the parties to the First Amendment that would modify or interpret the terms of that agreement or the respective rights or obligations of the parties thereunder.

            Based upon and subject to the foregoing, and subject to the qualifications, exceptions, limitations and assumptions expressed herein, I am of the opinion that:

            1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to conduct its business as now conducted and to own, or hold under lease, and operate, its assets and to execute and deliver the First Amendment, the New Note and the Allonges and to perform its obligations under each of the Loan Documents.


                                     VII-2

The Company is qualified to do business as a foreign corporation and is in good standing in California. The Company is qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the failure to be so qualified or the failure to be in such good standing could have a Material Adverse Effect.

            2. The execution and delivery of the First Amendment, the New Note and the Allonges and performance of each of the Loan Documents have been duly authorized by all necessary corporate action on the part of the Company, and each of the First Amendment, the New Note and the Allonges has been duly executed and delivered by the Company.

            3. Each of the Loan Documents constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights generally, and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

            4. The Company's execution and delivery of the First Amendment, the New Note and the Allonges, and performance of its obligations under the Loan Documents and the consummation of the transactions contemplated by the Loan Documents and the compliance with the terms and conditions thereof by the Company do not (i) violate the Company's Organization Documents, (ii) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any other Material Agreements or, to my knowledge, any other agreement, (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California, Delaware or federal court or governmental authority binding on the Company, or (iv) result in the creation of any Lien upon any of the properties or assets of the Company under any Material Agreement or order referenced to in clause (ii) or (iii) above or, to my knowledge, any other agreement referenced in clause (ii) above.

            5. To my knowledge, the execution and delivery by the Company of the First Amendment, the New Note and the Allonges and performance of its obligations under the Loan Documents and the consummation of the transactions contemplated by the Loan Documents and the compliance with the terms and conditions thereof by the Company do not violate any California, Delaware or federal statute, rule or regulation that I have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Loan Documents.

            6. No order, consent, permit or approval of, or filing or registration with, any Delaware, California or federal governmental authority that I have, in the exercise of customary professional diligence, recognized as applicable to the Company or to transactions of the type contemplated by the Loan Documents is required on the part of the Company for the execution and delivery of, and performance of its obligations under, the Loan Documents.

            7. There are no actions, suits or proceedings pending or, to my knowledge, threatened against the Company or any of its subsidiaries which have a significant likelihood of a Material Adverse Effect on either the ability of the Company to


                                     VII-3
perform its obligations under any Loan Document or the financial condition or operations of the Company and its subsidiaries, taken as a whole.

            8. Neither the extension of credit nor the use provided in the Credit Agreement will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

            9. It is not necessary in connection with the execution and delivery of the Allonges, the New Note and the First Amendment for Lenders to register the Amended Notes, the New Note and the Amended Credit Agreement or the Loans under the Securities Act of 1933, as amended, or to qualify any indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

            10. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            The opinions expressed herein are subject to the following qualifications, exceptions, limitations and assumptions:

            1. I express no opinion herein concerning any laws other than the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States. I express no opinion as to whether the laws of any other jurisdiction other than those identified above are applicable to the subject matter hereof.

            2. The opinions herein are furnished to you solely for your benefit (and the benefit of permitted assignees and participants under the Credit Agreement) and may not be made available to or relied upon by any other person, firm or entity without my prior written consent. The opinions herein may not be relied upon in connection with any modification of the documents referred to herein or the terms pursuant to which the transactions contemplated therein have been consummated. Further, I disclaim any undertaking to advise you of any changes which hereafter may be brought to my attention.

                                        Very truly yours,



                                        Craig E. Gosselin
                                        Vice President
                                        and General Counsel


                                     VII-4

                                   SCHEDULE A

                                     LENDERS

CONTINUING LENDERS:

BANK OF AMERICA, N.A.

CITY NATIONAL BANK, a National Banking Association

BANK OF THE WEST

EXITING LENDERS:

GREATER BAY CORPORATE FINANCE, a Division of Cupertino National Bank and Trust

BNP PARIBAS (formerly known as BANQUE NATIONALE de PARIS)

CALIFORNIA FEDERAL BANK, a federal savings bank

UNION BANK OF CALIFORNIA, N.A.

                                   SCHEDULE B

                               MATERIAL AGREEMENTS

1. Agreement and Plan of Merger with Switch Manufacturing, dated as of July 10, 1998.

2 Share Sale and Purchase and Option Agreement with Global Accessories Ltd. and certain shareholders of Global, dated as of November 20, 1996.

3. Shareholders' Agreement with Tavistock Holdings A.G., dated as of January 29, 1997.

4.    Shareholders' Agreement with Posadas, Inc. dated as of January 1, 1997.

5. Agreement and Plan of Merger with High Cascade Snowboard Camp and Snozone Boarding & Video, Inc., dated as of July 28, 1999.

6. Agreement and Plan of Merger, dated as of April 15, 2002, by and among Vans, Inc., Mosa Extreme Sports, Inc. and the Selling Shareholders of Mosa Extreme Sports, Inc.

7. Membership Purchase Agreement, by and among Vans, Inc., Launch Media, Inc. Creative Artists Agency, 4 Fini, Inc., and Codikow & Carroll, dated as of February 15, 2002.

8. Purchase Agreement by and among Vans, Inc., Creative Artists Agency, 4 Fini, Inc., and Codikow & Carroll, dated as of February 15, 2002.

                                 REVOLVING NOTE

$15.000.000                                                      August 28, 2002

            FOR VALUE RECEIVED, the undersigned, VANS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of BANK OF THE WEST (the "Lender"), at the Agent's Payment Office, the principal sum of Fifteen Million Dollars ($15,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender, on the dates and in the amounts provided in the Credit Agreement dated as of April 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Vans, Inc., Bank of America, N.A., as agent and letter of credit issuing lender, and the other financial institutions party thereto. The Company further promises to pay interest on the unpaid principal amount of the Revolving Loan evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement. Capitalized terms defined in the Credit Agreement have the same defined meanings as therein unless otherwise defined.

            The Lender is authorized to endorse the amount and the date on which each Revolving Loan is made, the end of the Interest Period, therefor, if applicable, and each payment of principal with respect thereto on Schedule A or B annexed hereto, as applicable, and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Revolving Note (the "Note").

            This Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Agent's Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment and Acceptance effecting the assignment or transfer of this Note shall have been accepted by Agent and recorded in the Register as provided in Section 11.08 of the Credit Agreement, Company and Agent shall be entitled to deem and treat Lender as the owner and holder of this Note and the Revolving Loan evidenced hereby.

            This Note is subject to restrictions on transfer or assignment as provided in Section 11.08 of the Credit Agreement. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such state.

                                        VANS, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                                              Schedule A to Note

                            BASE RATE REVOLVING LOANS
                   AND REPAYMENT OF BASE RATE REVOLVING LOANS

                                 (2)                     (3)                    (4)
        (1)              Amount of Base Rate     Amount of Base Rate          Notation
        Date               Revolving Loan       Revolving Loan Repaid         Made By

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

---------------------   ---------------------   ---------------------   ---------------------

                               Schedule B to Note

                           LIBOR RATE REVOLVING LOANS
                  AND REPAYMENT OF LIBOR RATE REVOLVING LOANS

                                             (3)
                          (2)         End of Interest           (4)
                   Amount of LIBOR    Period for LIBOR    Amount of LIBOR         (5)
      (1)           Rate Revolving     Rate Revolving     Rate Revolving       Notation
      Date               Loan               Loan            Loan Repaid         Made By

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------

----------------   ----------------   ----------------   ----------------   ----------------